UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2017
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 — Results of Operations and Financial Condition
On October 23, 2017, T-Mobile US, Inc. (the "Company") issued a press release announcing the financial and operating results of the Company for the quarter ended September 30, 2017. The text of the press release and accompanying Investor Factbook are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure
On October 23, 2017, the Company released a vlog with Mr. John J. Legere, CEO and President of the Company, and issued a Q&A discussing the financial and operating results of the Company for the quarter ended September 30, 2017. The script for the vlog and Q&A are furnished hereto as Exhibits 99.3 and 99.4 and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 to this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits
(d) Exhibits:

Exhibit	Description
99.1	Press release, dated October 23, 2017, entitled "T-Mobile Delivers Record Financial Results in Q3 2017, Raises Guidance for 2017 - Once Again"
99.2	Investor Factbook of T-Mobile US, Inc. Third Quarter 2017 Results
99.3	Script of vlog with Mr. John J. Legere, CEO and President of the Company, dated October 23, 2017
99.4	T-Mobile US, Inc. Third Quarter 2017 Results Q&A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

October 23, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer